EXHIBIT 10.1

AMENDMENT TO

EXCLUSIVE MARKETING, DISTRIBUTION AND LICENSE AGREEMENT

BETWEEN

TREVENEX RESOURCES, INC.

AND

VYSETECH ASIA SDN BHD

This Amendment to that certain Exclusive Marketing, Distribution and License Agreement dated March 15, 2010, (the “License Agreement”), is made this 26th day of April, 2010.

BETWEEN:

TREVENEX RESOURCES, INC.

25 West Cataldo Suita A

Spokane WA 99202

AND:

VYSETECH ASIA SDN BHD
A-1-5 Jaya One

72A Jalan Universiti

46200 Petaling Jaya

Selangor, Malaysia

WHEREAS, the parties wish to amend certain terms of the License Agreement.

THEREFORE, the parties agree as follows:

1.

CLAUSE 3.1.2

This clause shall be deleted.

2.

ENTIRE AGREEMENT

This Amendment, together with the License Agreement, constitutes the final, complete and exclusive statement of the agreement between the parties pertaining to their subject matter and supersedes any and all prior and contemporaneous understandings or agreements of the parties.

3.

MODIFICATION

This Amendment may be supplemented, amended or modified only by the mutual agreement of the parties. No supplement, modification or amendment of this Amendment shall be binding unless it is in writing and signed by both parties.

4.

INCONSISTENCY

In the event of any conflict between this Amendment and the License Agreement, the terms of this Amendment shall govern.

VyseTECH Asia Sdn Bhd

Trevenex Resources, Inc.

By:  /s/ Ponniah Alagan

By:  /s/ Aik Fun Chong

       Ponniah Alagan

       Aik Fun Chong

       Executive Director

                   President & CEO